UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): December 31, 2003


                PARAMCO FINANCIAL GROUP, INC.
            -------------------------------------
   (Exact name of registrant as specified in its charter)






   Delaware                000-32495                 88-0441287
 ------------           ----------------           ---------------
(State or other       (Commission File No.)       (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation or
 organization)




     4610  So. Ulster Street, Suite  150,  Denver, Colorado 80237
   -----------------------------------------------------------------
             (Address of principal executive offices)




 Registrant's telephone number, including area code:   (720)  528-7303


                                N/A
                           --------------
   (Former  name or  former address, if changed since last report)






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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

A.   Alliance Capital Group, Inc.

  On December 31, 2003 Paramco Financial Group, Inc. (the "Company") entered into an Annulment and Amending Agreement with Jimmy L. Pfeffer, Jr. (the "Amending Agreement") to annul the closing of the transaction provided for in the Purchase Agreement dated July 17, 2003, by and between the Company and Mr. Pfeffer (the "Purchase Agreement"), whereby the Company is to acquire all of the issued and outstanding capital stock of Alliance Capital Group, Inc. ("Alliance"), from Mr. Pfeffer in exchange for 120,000 shares of the Company's Common Stock. As a result of this agreement, the parties have returned all of the capital stock of Alliance to Mr. Pfeffer and Mr. Pfeffer has returned the 120,000 shares of the Company's Common Stock to the Company. The Amending Agreement also provides that the Purchase Agreement shall otherwise remain in full force and effect with an anticipated new closing date to occur upon completion of the audit of Alliance's financial statements and their delivery to, and their acceptance by, the Company. In the event that the completion and acceptance is not completed by September 30, 2004, the Purchase Agreement is subject to cancellation by the Company at its sole option.

B.   Royal Federal, Inc.

  On December 31, 2003 Paramco Financial Group, Inc. (the "Company") entered into an Annulment and Amending Agreement with Ronald P. Savoie and Lawrence B. Kolber (the "Amending Agreement") to annul the closing of the transaction provided for in the Purchase Agreement dated September 19, 2003, by and among the Company and Messrs. Savoie and Kolber (the "Purchase Agreement"), whereby the Company is to acquire all of the issued and outstanding capital stock of Royal Federal, Inc. ("Royal Federal"), from Messrs. Savoie and Kolber in exchange for an aggregate of 100,000 shares of the Company's Common Stock. As a result of this agreement, the parties have returned all of the capital stock of Royal Federal to Messrs. Savoie and Kolber and Messrs. Savoie and Kolber have returned and aggregate of 100,000 shares of the Company's Common Stock to the Company. The Amending Agreement also provides that the Purchase Agreement shall otherwise remain in full force and effect with an anticipated new closing date to occur upon completion of the audit of Alliance's financial statements and their delivery to, and their acceptance by, the Company. In the event that the completion and acceptance is not completed by September 30, 2004, the Purchase Agreement is subject to cancellation by the Company at its sole option.




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Item 7.   FINANCIAL STATEMENTS OR EXHIBITS.

          a.   Financial Statements.

               Not Applicable

          b.   Exhibits.

               10.8.1    Annulment and Amending Agreement by
                    and betweem Paramco Financial Group,
                    Inc., and Jimmy L. Pfeffer, Jr. dated
                    December 31, 2003.

               10.9.1  Annulment and Amending Agreement by
                    and among   Paramco Financial Group,
                    Inc., Ronald P. Savoie and Larwence  B.
                    Kolber dated December 31, 2003.
















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                         SIGNATURES


           Pursuant  to  the requirements of the  Securities
Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    January 15, 2004      PARAMCO FINANCIAL GROUP, INC.


                              /s/ Douglas G. Gregg
                              -------------------------
                              Douglas G. Gregg
                              Chairman of the Board
                              and Chief Executive Officer































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